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Exhibit 99.1

Supplemental Information

(Unaudited)

December 31, 2002

Corporate Office Properties Trust
Index to Supplemental Information (Unaudited)
December 31, 2002

To Members of the Investment Community:

We prepared this supplemental information package to provide you with additional detail on our properties and operations. The information in this package is unaudited, filed with the Securities and Exchange Commission and should be read in conjunction with our quarterly and annual reports. If you have any questions or comments, please contact Ms. Mary Ellen Fowler, Vice President, Finance and Investor Relations at (410) 992-7324 or maryellen.fowler@copt.com.

Shareholder Return

•
Our shareholders earned a total return of 25.8% for the year 2002 and 172.2% for the past four years, the highest returns among all publicly traded office REITs on the basis of numbers compiled by the National Association of Real Estate Investment Trusts. These return computations include the re-investment of dividends on the ex-dividend date and share price appreciation.

Reporting Period Highlights—Year Ended December 31, 2002

Financial Results

•
Reported FFO—diluted of $50,824,000 or $1.39 per share/unit for the year ended December 31, 2002 as compared to $43,214,000 or $1.29 per share/unit for the comparable 2001 period, representing an increase of 7.8% per share/unit. FFO—diluted increased $7,610,000 or 17.6% over the comparable 2001 period.

•
Reported AFFO—diluted of $41,795,000 or $1.14 per share/unit for the year ended December 31, 2002 as compared to $34,609,000 or $1.03 per share/unit for the comparable 2001 period, representing an increase of 10.7% per share/unit.

•
We achieved FFO and AFFO payout ratios of 60.5% and 73.6%, respectively, for the year.

Financing / Capital Transactions

•
In March 2002, we sold 2,084,828 common shares and realized gross proceeds of $25.1 million. As part of this offering, Constellation Real Estate, Inc., our largest shareholder at that date, sold its entire ownership position of 8,876,172 common shares in a public offering at a price of $12.04 per share.

•
We raised our quarterly common dividend by 4.8% to $.22 per share. Accordingly, our annual common dividend was $.86 per share as compared to $.82 per share for the comparable period in 2001.

•
During the year, we reduced the quarterly weighted average cost of debt from 6.85% for the fourth quarter of 2001 to 6.41% for the fourth quarter of 2002. As of December 31, 2002, 82.4% of our debt, including the effect of our interest rate swap, bears interest at fixed rates.

Operations

•
While executing new or renewed leases for over 1.5 million square feet, we achieved a 66.2% retention rate for the year, coupled with increases of 8.5% and 6.5% in base and total rent, respectively, as measured from the GAAP straight-line rent in effect preceding the renewal date. We also realized increases of 5.2% and 3.5% in cash base and total rent, respectively, while expending an average capital cost of $5.02 per square foot on this renewed and retenanted space.

Acquisitions / Dispositions

•
We acquired 9 office buildings totaling 839,364 square feet for $107.3 million equaling an average cost of $127.85 per square feet. Additionally, we expanded into a new geographic market with our $27.2 million purchase of a 236,441 square foot building located in North Silver Spring, Maryland.

•
In July 2002, we sold a 53,782 square foot office building for $7.2 million.

Joint Ventures

•
We acquired the remaining 50% joint venture interests in two different joint ventures for $11.8 million and now directly own 100% of two properties totaling 269,450 square feet located in the National Business Park. These properties are 100% leased.

•
During 2002, we sold our interest in two different development joint ventures and realized a total gain of $1.2 million, of which $927,000 has been included in FFO.

Development

•
We commenced construction on 140 National Business Parkway, a 119,000 square foot office building, in September 2002. This joint venture property represents our eleventh office building in the National Business Park.

•
During the year ended December 31, 2002, we placed into service 412,000 square feet of office space. Collectively, after the sale of 4260 Forbes Boulevard in December 2002, these buildings are now 79.5% leased.

Reporting Period Highlights—Fourth Quarter 2002

Financial Results

•
Reported FFO—diluted of $13,985,000 or $.38 per share/unit for the fourth quarter of 2002 as compared to $11,462,000 or $.34 per share/unit for the comparable 2001 period, representing an increase of 11.8% per share/unit. FFO—diluted increased $2,523,000 or 22.0% over the comparable 2001 period.

•
Reported AFFO—diluted of $11,677,000 or $.31 per share/unit for the fourth quarter of 2002 as compared to $8,560,000 or $.25 per share/unit for the comparable 2001 period, representing an increase of 24.0% per share/unit.

•
Our FFO and AFFO payout ratios improved to 56.3% and 67.4%, respectively, for the fourth quarter of 2002 as compared to 60.8% and 81.4%, respectively, for the comparable 2001 period.

Financing and Capital Transactions

•
During the quarter, we closed a $49.0 million, 5.60% fixed rate, ten-year loan and repaid $55.2 million of variable rate debt. We borrowed $1.5 million under our Deutsche Bank revolving credit facility and used cash reserves to fund the remaining $4.7 million. As a result, our total debt for the quarter decreased $5.0 million as excess cash from operations funded repayments.

•
In November 2002, we executed a two-year interest rate swap agreement for the notional amount of $50.0 million that fixes the one-month LIBOR rate at 2.3075% per annum, commencing in January 2003.

•
As of December 31, 2002, our debt to market capitalization is 54.4% and our debt to undepreciated book value of real estate assets is 62.1%. We achieved an EBITDA interest coverage ratio of 2.51x and an EBITDA fixed charge coverage ratio of 1.96x for this quarter.

Operations

•
Overall occupancy was 93.0% and our portfolio was 93.8% leased as of December 31, 2002.

•
Our same property cash NOI remained flat as compared to the quarter ended December 31, 2001 for the 94 properties comprising our same property portfolio. Our average occupancy for this same property portfolio dropped from 95.3% for the fourth quarter 2001 to 92.4% for the fourth quarter 2002. This lower occupancy was offset by operating cost reductions. Our same property portfolio represents 79.9% of our total square feet as of December 31, 2002.

•
Weighted average lease term of our office portfolio is 4.6 years as of December 31, 2002, with an average contractual rental rate (including tenant reimbursements of operating costs) of $18.87 per square foot.

•
We reserved our entire investment of $323,000 (after-tax), representing a 22% interest in Paragon Smart Technologies, LLC, which performs telecom and information technology services.

•
We renewed 67.8% of our office leases (based upon square footage) with an average capital cost of $4.49 per square foot during the fourth quarter. We realized increases in base rent and total rent on a straight-line basis of 5.0% and 3.3%, respectively, as measured from the GAAP straight-line rent in effect preceding the renewal date. Base rent and total rent on a cash basis changed 1.1% and (0.2)%, respectively, on this renewed and retenanted space.

Subsequent Events

•
We closed the initial phase of a purchase agreement to acquire up to 108 acres of land adjacent to the National Business Park. This $21.0 million purchase price for the initial phase was funded with $2.6 million of cash and an $18.4 million, five-year seller loan, with a fixed interest rate of 3.0%. This initial phase can accommodate 900,000 square feet of development. Closing of the second phase is contingent upon subdivision approval.

•
We closed a $25.0 million line of credit with Wachovia Bank, National Association which is secured by pledged membership interests for certain previously unencumbered properties. This line of credit matures in January 2005 and bears interest at varying LIBOR rates, depending upon corporate leverage levels. Our initial borrowing was $8.4 million.

•
In January 2003, we executed a one-year interest rate swap agreement for the notional amount of $50.0 million that fixes the one-month LIBOR rate at 1.52% per annum.

Note: This supplemental information contains "forward looking" statements, as defined in the Private Securities Litigation Reform Act of 1995, that are based on the Company's current expectations, estimates and projections about future events and financial trends affecting the financial condition of the business. Statements that are not historical facts, including statements about the Company's beliefs and expectations, are forward-looking statements. These statements are not guarantees of future performance, events or results and involve potential risks and uncertainties. Accordingly, actual results may differ materially. The Company undertakes no obligations to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For further information, please refer to the Company's filings with the Securities and Exchange Commission.

Quarterly Selected Financial Summary Data
(Dollars in thousands)

	2002				2001
	December 31	September 30	June 30	March 31	December 31
Total Revenues from Real Estate Operations	$41,943	$38,664	$36,835	$34,499	$33,460
Net Operating Income from Real Estate Operations	29,563	26,303	26,483	24,306	23,358
EBITDA	27,811	26,422	24,419	22,919	22,731
Net Income before Preferred Dividends	5,960	6,162	5,884	5,295	5,893
Preferred Dividends	(2,534)	(2,533)	(2,534)	(2,533)	(2,533)

Net Income Available to Common Shareholders	$3,426	$3,629	$3,350	$2,762	$3,360

Funds From Operations (FFO) — Diluted	$13,985	$12,991	$12,331	$11,373	$11,462
FFO per diluted share	$0.38	$0.35	$0.34	$0.33	$0.34
Adjusted FFO — Diluted	$11,677	$10,475	$9,958	$9,541	$8,560
Adjusted FFO per diluted share	$.31	$0.28	$0.27	$0.27	$0.25
Payout Ratios:
FFO — Diluted(A)	56.30%	60.53%	60.50%	65.35%	60.80%
AFFO — Diluted(B)	67.42%	75.07%	74.91%	77.90%	81.41%
Total Dividends/Distributions	$10,196	$10,191	$9,857	$9,829	$9,366
(A)
Computed by dividing total dividends/distributions (except for dividends on Series B, E and F Cumulative Redeemable Preferred Shares which are deducted to calculate FFO and including dividends on restricted shares for the 3rd and 4th quarters of 2002) by FFO diluted.

(B)
Computed by dividing total dividends/distributions (except for dividends on Series B, E and F Cumulative Redeemable Preferred Shares which are deducted to calculate AFFO and including dividends on restricted shares for the 3rd and 4th quarters of 2002) by AFFO diluted.

Note: The above presentation does not separately report discontinued operations.

Quarterly Consolidated Balance Sheets
(Dollars in thousands except per share data)

	2002				2001
	December 31	September 30	June 30	March 31	December 31
Assets
Investment in real estate:
Land — operational	$195,021	$194,045	$179,027	$165,685	$164,994
Land — development	24,998	25,014	22,891	29,544	26,751
Construction in progress	9,926	10,536	14,718	38,140	37,493
Buildings and improvements	897,280	891,962	830,268	755,597	738,320
Investment in and advances to unconsolidated real estate joint ventures	7,999	8,656	11,508	10,740	11,047
Less: accumulated depreciation	(76,095)	(68,968)	(63,101)	(57,245)	(51,552)

Net investment in real estate	1,059,129	1,061,245	995,311	942,461	927,053
Cash and cash equivalents	5,991	7,664	4,256	4,250	6,640
Restricted cash	9,739	8,149	6,596	6,977	4,947
Accounts receivable, net	3,509	5,197	3,953	4,909	3,805
Investment in and advances to other unconsolidated entities	1,621	2,092	2,107	2,105	2,112
Deferred rent receivable	13,698	13,395	12,636	11,651	11,447
Deferred charges, net	19,848	19,944	19,877	18,175	16,884
Prepaid and other assets	11,260	9,878	4,821	10,991	9,551
Furniture, fixtures and equipment, net of accumulated depreciation	1,676	1,758	1,783	1,717	1,771

Total assets	$1,126,471	$1,129,322	$1,051,340	$1,003,236	$984,210

Liabilities and beneficiaries' equity
Liabilities:
Mortgage loans payable	$705,056	$710,033	$633,498	$573,821	$573,327
Accounts payable and accrued expenses	11,670	8,448	7,943	11,355	10,674
Rents received in advance and security deposits	8,253	7,467	5,514	6,805	6,567
Dividends/distributions payable	9,794	9,789	9,455	9,426	8,965
Fair value of derivatives	494	1,044	1,970	2,720	3,781
Other liabilities	1,821	1,673	873	7,171	12,193

Total liabilities	737,088	738,454	659,253	611,298	615,507

Minority interests:
Preferred Units in the Operating Partnership	24,367	24,367	24,367	24,367	24,367
Common Units in the Operating Partnership	76,519	76,518	79,150	81,905	80,158
Other consolidated partnerships	—	—	229	286	257

Total minority interests	100,886	100,885	103,746	106,558	104,782

Commitments and contingencies	—	—	—	—	—
Beneficiaries' equity:
Preferred Shares ($0.01 par value; 10,000,000 authorized);
40,693 designated as Series A Convertible Preferred Shares of beneficial interest (no shares issued as of December 31, 2002)	—	—	—	—	—
1,725,000 designated as Series B Cumulative Redeemable Preferred Shares of beneficial interest (1,250,000 shares issued as of December 31, 2002)	13	13	13	13	13
544,000 designated as Series D Cumulative Convertible Redeemable Preferred Shares of beneficial interest (544,000 shares issued as of December 31, 2002)	5	5	5	5	5
1,265,000 designated as Series E Cumulative Redeemable Preferred Shares of beneficial interest (1,150,000 shares issued as of December 31, 2002)	11	11	11	11	11
1,425,000 designated as Series F Cumulative Redeemable Preferred Shares of beneficial interest (1,425,000 shares issued as of December 31, 2002)	14	14	14	14	14
Common Shares of beneficial interest ($0.01 par value; 45,000,000 authorized, 23,772,732 shares issued as of December 31, 2002)	238	237	234	229	208
Treasury Shares, at cost (166,600 shares as of December 31, 2002)	(1,415)	(1,415)	(1,415)	(1,415)	(1,415)
Additional paid-in capital	313,786	313,862	311,391	307,500	285,362
Cumulative dividends in excess of net income	(21,067)	(19,379)	(17,899)	(16,446)	(14,502)
Value of unearned restricted Common Share grants	(2,739)	(2,739)	(2,739)	(2,739)	(3,275)
Accumulated other comprehensive loss	(349)	(626)	(1,274)	(1,792)	(2,500)

Total beneficiaries' equity	288,497	289,983	288,341	285,380	263,921

Total beneficiaries' equity and minority interests	389,383	390,868	392,087	391,938	368,703

Total liabilities and beneficiaries' equity	$1,126,471	$1,129,322	$1,051,340	$1,003,236	$984,210

Quarterly Consolidated Statements of Operations and Funds From Operations (FFO)
(Dollars and units in thousands)

	2002				2001
	December 31	September 30	June 30	March 31	December 31
Revenues
Rental revenue	$37,550	$34,279	$33,220	$30,538	$29,957
Tenant recoveries and other revenue	4,393	4,385	3,615	3,961	3,503

Total Revenues from Real Estate Operations	41,943	38,664	36,835	34,499	33,460
Expenses
Property operating	4,908	5,859	4,284	4,473	4,243
Repairs and maintenance	5,009	4,054	4,007	3,721	3,980
Real estate taxes	2,463	2,448	2,061	1,999	1,879

Total Property Expenses from Real Estate Operations	12,380	12,361	10,352	10,193	10,102
Net Operating Income from Real Estate Operations	29,563	26,303	26,483	24,306	23,358
General and administrative	(1,772)	(815)	(1,940)	(2,170)	(1,167)
Equity in income of unconsol. real estate joint ventures	35	138	(22)	18	27
Earnings from service companies	(696)	15	(104)	(90)	(218)
Income from real estate services	681	781	2	855	731

EBITDA	27,811	26,422	24,419	22,919	22,731
Interest expense	(11,065)	(10,563)	(9,082)	(8,648)	(8,475)
Series B, E & F Preferred Share dividends	(2,398)	(2,398)	(2,397)	(2,397)	(2,397)
Amortization of deferred financing costs	(597)	(557)	(549)	(486)	(492)
Income tax (expense) benefit	282	(11)	36	40	207
Expense (income) associated with options	8	3	12	14	—
Dividends on restricted shares	75	71	—	—	—
Depreciation on unconsolidated real estate entities	40	40	21	64	40
Minority interestholders' share of operations	—	104	(14)	(31)	(23)
Depreciation of corporate FF&E	(171)	(120)	(115)	(102)	(129)

Funds From Operations (FFO) — Diluted	13,985	12,991	12,331	11,373	11,462
Depreciation and other amortization	(8,341)	(7,017)	(6,593)	(6,539)	(5,738)
Gain on property sales	156	19	—	93	—
Loss on early extinguishment of debt	(111)	(2)	(157)	(42)	(7)
Expense (income) associated with options	(8)	(3)	(12)	(14)	—
Dividends on restricted shares	(75)	(71)	—	—	—
Depreciation on unconsolidated real estate entities	(40)	(40)	(21)	(64)	(40)
Minority interestholders' share of operations	—	(104)	14	31	23
Series B, E & F Preferred Share dividends	2,398	2,398	2,397	2,397	2,397

Income Before Minority Interests and Preferred Share Dividends	7,964	8,171	7,959	7,235	8,097
Minority Interests:
Preferred Units in Operating Partnership	(571)	(572)	(572)	(572)	(571)
Common Units in Operating Partnership	(1,433)	(1,541)	(1,489)	(1,337)	(1,610)
Other consolidated entities	—	104	(14)	(31)	(23)
Preferred Share dividends	(2,534)	(2,533)	(2,534)	(2,533)	(2,533)

Net Income Available to Common Shareholders	$3,426	$3,629	$3,350	$2,762	$3,360

Funds From Operations (FFO) — Diluted	$13,985	$12,991	$12,331	$11,373	$11,462
Straight line rents	(317)	(867)	(991)	(214)	(952)
Non-incremental capital expenditures	(1,991)	(1,649)	(1,382)	(1,618)	(1,950)

Adjusted Funds from Operations — Diluted	$11,677	$10,475	$9,958	$9,541	$8,560

Preferred dividends/distributions (1)	3,105	3,105	3,105	3,105	3,104
Common dividends/distributions (2)	7,091	7,086	6,752	6,724	6,262

Total Dividends/Distributions	$10,196	$10,191	$9,857	$9,829	$9,366

(1)
Includes Series B, E and F Cumulative Redeemable Preferred Share dividends deducted for FFO/AFFO computations.

(2)
Includes dividends on restricted shares for the 3rd and 4th quarters of 2002.

Note: The above presentation does not separately report discontinued operations.

Quarterly Consolidated Statements of Operations and FFO per Diluted Share
(Shares in thousands)

	2002				2001
	December 31	September 30	June 30	March 31	December 31
Revenues
Rental revenue	$1.01	$0.92	$0.90	$0.87	$0.88
Tenant recoveries and other revenue	0.12	0.12	0.10	0.11	0.10

Total Revenues from Real Estate Operations	1.13	1.04	1.00	0.99	0.98
Expenses
Property operating	0.13	0.16	0.12	0.13	0.12
Repairs and maintenance	0.13	0.11	0.11	0.11	0.12
Real estate taxes	0.07	0.07	0.06	0.06	0.06

Total Property Expenses from Real Estate Operations	0.33	0.33	0.28	0.29	0.30
Net Operating Income from Real Estate Operations	0.80	0.71	0.72	0.70	0.69
General and administrative	(0.05)	(0.02)	(0.05)	(0.06)	(0.03)
Equity in income of unconsol. real estate joint ventures	0.00	0.00	(0.00)	0.00	0.00
Earnings from service companies	(0.02)	0.00	(0.00)	(0.00)	(0.01)
Income from real estate services	0.02	0.02	0.00	0.02	0.02

EBITDA	0.75	0.71	0.66	0.66	0.67
Interest expense	(0.30)	(0.28)	(0.25)	(0.25)	(0.25)
Series B, E & F Preferred Share dividends	(0.06)	(0.06)	(0.07)	(0.07)	(0.07)
Amortization of deferred financing costs	(0.02)	(0.02)	(0.01)	(0.01)	(0.01)
Income tax (expense) benefit	0.01	(0.00)	0.00	0.00	0.01
Expense (income) associated with options	0.00	0.00	0.00	0.00	—
Dividends on restricted shares	0.00	0.00	—	—	—
Depreciation on unconsolidated real estate entities	0.00	0.00	0.00	0.00	0.00
Minority interestholders' share of operations	—	0.00	(0.00)	(0.00)	(0.00)
Depreciation of corporate FF&E	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)

Funds From Operations (FFO) — Diluted	0.38	0.35	0.34	0.33	0.34
Depreciation and other amortization	(0.22)	(0.19)	(0.18)	(0.19)	(0.17)
Gain on property sales	0.00	0.00	—	0.00	—
Loss on early extinguishment of debt	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Expense (income) associated with options	(0.00)	(0.00)	(0.00)	(0.00)	—
Dividends on restricted shares	(0.00)	(0.00)	—	—	—
Depreciation on unconsolidated real estate entities	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)
Minority interestholders' share of operations	—	(0.00)	0.00	0.00	0.00
Series B, E & F Preferred Share dividends	0.06	0.06	0.07	0.07	0.07

Income Before Minority Interests and Preferred Share Dividends	0.21	0.22	0.22	0.21	0.24
Minority Interests:
Preferred Units in Operating Partnership	(0.02)	(0.02)	(0.02)	(0.02)	(0.02)
Common Units in Operating Partnership	(0.04)	(0.04)	(0.04)	(0.04)	(0.05)
Other consolidated entities	—	0.00	(0.00)	(0.00)	(0.00)
Preferred Share dividends	(0.07)	(0.07)	(0.07)	(0.07)	(0.07)

Net Income Available to Common Shareholders	$0.09	$0.10	$0.09	$0.08	$0.10

Funds From Operations (FFO) — Diluted	$0.38	$0.35	$0.34	$0.33	$0.34
Straight line rents	(0.01)	(0.02)	(0.03)	(0.01)	(0.03)
Non-incremental capital expenditures	(0.05)	(0.04)	(0.04)	(0.05)	(0.06)

Adjusted Funds from Operations — Diluted	$0.31	$0.28	$0.27	$0.27	$0.25

For FFO Computations:
Weighted Average Converted Preferred Shares/Units	3,944	3,935	3,618	3,618	3,618
Weighted Average Common Shares/Units Outstanding	33,168	33,156	33,135	31,324	30,385

Weighted Average Diluted Shares Outstanding	37,112	37,091	36,753	34,942	34,003

Note: The above presentation does not separately report discontinued operations.

Quarterly Consolidated Statements of Operations and FFO as a Percentage of Total Revenues

	2002								2001
	December 31		September 30		June 30		March 31		December 31
Revenues
Rental revenue	90%		89%		90%		89%		90%
Tenant recoveries and other revenue	10%		11%		10%		11%		10%

Total Revenues from Real Estate Operations	100%		100%		100%		100%		100%
Expenses
Property operating	12%		15%		12%		13%		13%
Repairs and maintenance	12%		10%		11%		11%		12%
Real estate taxes	6%		6%		6%		6%		6%

Total Property Expenses from Real Estate Operations	30%		32%		28%		30%		30%
Net Operating Income from Real Estate Operations	70%		68%		72%		70%		70%
General and administrative	(4%	)	(2%	)	(5%	)	(6%	)	(3%	)
Equity in income of unconsol. real estate joint ventures	0%		0%		(0%	)	0%		0%
Earnings from service companies	(2%	)	0%		(0%	)	(0%	)	(1%	)
Income from real estate services	2%		2%		0%		2%		2%

EBITDA	66%		68%		66%		66%		68%
Interest expense	(26%	)	(27%	)	(25%	)	(25%	)	(25%	)
Series B, E & F Preferred Share dividends	(6%	)	(6%	)	(7%	)	(7%	)	(7%	)
Amortization of deferred financing costs	(1%	)	(1%	)	(1%	)	(1%	)	(1%	)
Income tax (expense) benefit	1%		(0%	)	0%		0%		1%
Expense (income) associated with options	0%		0%		0%		0%		0%
Dividends on restricted shares	0%		0%		0%		0%		0%
Depreciation on unconsolidated real estate entities	0%		0%		0%		0%		0%
Minority interestholders' share of operations	0%		0%		(0%	)	(0%	)	(0%	)
Depreciation of corporate FF&E	(0%	)	(0%	)	(0%	)	(0%	)	(0%	)

Funds From Operations (FFO)—Diluted	33%		34%		33%		33%		34%
Depreciation and other amortization	(20%	)	(18%	)	(18%	)	(19%	)	(17%	)
Gain on property sales	0%		0%		0%		0%		0%
Loss on early extinguishment of debt	(0%	)	(0%	)	(0%	)	(0%	)	(0%	)
Expense (income) associated with options	(0%	)	(0%	)	(0%	)	(0%	)	0%
Dividends on restricted shares	(0%	)	(0%	)	0%		0%		0%
Depreciation on unconsolidated real estate entities	(0%	)	(0%	)	(0%	)	(0%	)	(0%	)
Minority interestholders' share of operations	0%		(0%	)	0%		0%		0%
Series B, E & F Preferred Share dividends	6%		6%		7%		7%		7%

Income Before Minority Interests and Preferred Share Dividends	19%		21%		22%		21%		24%
Minority Interests:
Preferred Units in Operating Partnership	(1%	)	(1%	)	(2%	)	(2%	)	(2%	)
Common Units in Operating Partnership	(3%	)	(4%	)	(4%	)	(4%	)	(5%	)
Other consolidated entities	0%		0%		(0%	)	(0%	)	(0%	)
Preferred Share dividends	(6%	)	(7%	)	(7%	)	(7%	)	(8%	)

Net Income Available to Common Shareholders	8%		9%		9%		8%		10%

Funds From Operations (FFO)—Diluted	33%		34%		33%		33%		34%
Straight line rents	(1%	)	(2%	)	(3%	)	(1%	)	(3%	)
Non-incremental capital expenditures	(5%	)	(4%	)	(4%	)	(5%	)	(6%	)

Adjusted Funds from Operations—Diluted	28%		27%		27%		28%		26%

Note: The above presentation does not separately report discontinued operations.

Annual Selected Financial Summary Data
(Dollars in thousands)

	December 31
	2002	2001	2000
Total Revenues	$151,942	$123,072	$107,543
Net Operating Income	106,655	86,290	76,308
EBITDA	101,571	84,103	72,581
Net Income	23,301	19,922	15,134
Preferred Dividends	(10,134)	(6,857)	(3,802)

Net Income Available to Common Shareholders	$13,167	$13,065	$11,332

Funds From Operations (FFO) — Diluted	$50,824	$43,214	$37,504
FFO per diluted share	$1.39	$1.29	$1.17
Adjusted FFO — Diluted	$41,795	$34,609	$30,554
Adjusted FFO per diluted share	$1.14	$1.03	$0.95
Payout Ratios:
FFO — Diluted (A)	60.54%	62.56%	66.98%
AFFO — Diluted (B)	73.61%	78.11%	82.22%
Total Dividends/Distributions	$40,074	$33,382	$28,246
(A)
Computed by dividing total dividends/distributions (except for dividends on Series B, E and F Cumulative Redeemable Preferred Shares which are deducted to calculate FFO and including dividends on restricted shares in year 2002) by FFO diluted.

(B)
Computed by dividing total dividends/distributions (except for dividends on Series B, E and F Cumulative Redeemable Preferred Shares which are deducted to calculate AFFO and including dividends on restricted shares in year 2002) by AFFO diluted.

Annual Consolidated Balance Sheets
(Dollars in thousands except per share data)

	December 31
	2002	2001	2000
Assets
Investment in real estate:
Land — operational	$195,021	$164,994	$140,018
Land — development	24,998	26,751	19,069
Construction in progress	9,926	37,493	17,489
Buildings and improvements	897,280	738,320	604,666
Investment in and advances to unconsolidated real estate joint ventures	7,999	11,047	3,616
Less: accumulated depreciation	(76,095)	(51,552)	(33,271)

Net investment in real estate	1,059,129	927,053	751,587
Cash and cash equivalents	5,991	6,640	4,981
Restricted cash	9,739	4,947	2,703
Accounts receivable, net	3,509	3,805	3,245
Investment in and advances to other unconsolidated entities	1,621	2,112	6,124
Deferred rent receivable	13,698	11,447	8,644
Deferred charges, net	19,848	16,884	12,905
Prepaid and other assets	11,260	9,551	4,501
Furniture, fixtures and equipment, net of accumulated depreciation	1,676	1,771	147

Total assets	$1,126,471	$984,210	$794,837

Liabilities and beneficiaries' equity
Liabilities:
Mortgage loans payable	$705,056	$573,327	$474,349
Accounts payable and accrued expenses	11,670	10,674	10,227
Rents received in advance and security deposits	8,253	6,567	3,883
Dividends/distributions payable	9,794	8,965	7,090
Fair value of derivatives	494	3,781	—
Other liabilities	1,821	12,193	—

Total liabilities	737,088	615,507	495,549

Minority interests:
Preferred Units in the Operating Partnership	24,367	24,367	24,367
Common Units in the Operating Partnership	76,519	80,158	81,069
Other consolidated partnerships	—	257	124

Total minority interests	100,886	104,782	105,560

Commitments and contingencies	—	—	—
Beneficiaries' equity:
Preferred Shares ($0.01 par value; 10,000,000 authorized);
40,693 designated as Series A Convertible Preferred Shares of beneficial interest (no shares issued as of December 31, 2002)	—	—	—
1,725,000 designated as Series B Cumulative Redeemable Preferred Shares of beneficial interest (1,250,000 shares issued as of December 31, 2002)	13	13	12
544,000 designated as Series D Cumulative Convertible Redeemable Preferred Shares of beneficial interest (544,000 shares issued as of December 31, 2002)	5	5	—
1,265,000 designated as Series E Cumulative Redeemable Preferred Shares of beneficial interest (1,150,000 shares issued as of December 31, 2002)	11	11	—
1,425,000 designated as Series F Cumulative Redeemable Preferred Shares of beneficial interest (1,425,000 shares issued as of December 31, 2002)	14	14	—
Common Shares of beneficial interest ($0.01 par value; 45,000,000 authorized, 23,772,732 shares issued as of December 31, 2002)	238	208	206
Treasury Shares, at cost (166,600 shares as of December 31, 2002)	(1,415)	(1,415)	(1,415)
Additional paid-in capital	313,786	285,362	209,388
Cumulative dividends in excess of net income	(21,067)	(14,502)	(11,064)
Value of unearned restricted Common Share grants	(2,739)	(3,275)	(3,399)
Accumulated other comprehensive loss	(349)	(2,500)	—

Total beneficiaries' equity	288,497	263,921	193,728

Total beneficiaries' equity and minority interests	389,383	368,703	299,288

Total liabilities and beneficiaries' equity	$1,126,471	$984,210	$794,837

Annual Consolidated Statements of Operations and Funds From Operations (FFO)
(Amounts in thousands)

	December 31
	2002	2001	2000
Revenues
Rental revenue	$135,588	$110,547	$93,309
Tenant recoveries and other revenue	16,354	12,525	14,234

Total Revenues from Real Estate Operations	151,942	123,072	107,543
Expenses
Property operating	19,525	15,361	12,748
Repairs and maintenance	16,791	14,852	13,013
Real estate taxes	8,971	6,569	5,474

Total Property Expenses from Real Estate Operations	45,287	36,782	31,235
Net Operating Income from Real Estate Operations	106,655	86,290	76,308
General and administrative	(6,697)	(5,289)	(4,867)
Equity in income of unconsol. real estate joint ventures	169	208	—
Earnings from service companies	(875)	(782)	—
Income from real estate services	2,319	3,676	1,450
Equity in income (loss) of other unconsolidated entities	—	—	(310)

EBITDA	101,571	84,103	72,581
Interest expense	(39,358)	(32,773)	(30,454)
Series B, E & F Preferred Share dividends	(9,590)	(6,349)	(3,125)
Amortization of deferred financing costs	(2,189)	(1,818)	(1,382)
Income tax benefit	347	409	—
Expense (income) associated with options	44	—	—
Dividends on restricted shares	283	—	—
Depreciation on unconsolidated real estate entities	165	144	(13)
Minority interestholders' share of operations	59	(84)	(26)
Depreciation of corporate FF&E	(508)	(418)	(77)

Funds From Operation (FFO) — Diluted	50,824	43,214	37,504
Depreciation and other amortization	(28,490)	(20,558)	(16,900)
Gain on property sales	268	416	107
Loss on early extinguishment of debt	(312)	(212)	(153)
Cumulative effect adjustment for accounting change	—	(263)	—
Expense (income) associated with options	(44)	—	—
Dividends on restricted shares	(283)	—	—
Depreciation on unconsolidated real estate entities	(165)	(144)	13
Minority interestholders' share of operations	(59)	84	26
Series B, E & F Preferred Share dividends	9,590	6,349	3,125

Income Before Minority Interests and Preferred Share dividends	31,329	28,886	23,722
Minority Interests:
Preferred Units in Operating Partnership	(2,287)	(2,287)	(2,240)
Common Units in Operating Partnership	(5,800)	(6,593)	(6,322)
Other consolidated entities	59	(84)	(26)
Preferred Share dividends	(10,134)	(6,857)	(3,802)

Net Income Available to Common Shareholders	$13,167	$13,065	$11,332

Funds From Operation (FFO) — Diluted	$50,824	$43,214	$37,504
Straight line rents	(2,389)	(3,175)	(4,107)
Non-incremental capital expenditures	(6,640)	(5,430)	(2,843)

Adjusted Funds from Operations	$41,795	$34,609	$30,554

Preferred dividends/distributions (1)	12,421	9,144	6,042
Common dividends/distributions (2)	27,653	24,238	22,204

Total Dividends/Distributions	$40,074	$33,382	$28,246

Weighted average outstanding shares/units	36,634	33,481	32,154

(1)
Includes Series B, E and F Cumulative Redeemable Preferred Share dividends deducted for FFO/AFFO computations.

(2)
Includes dividends on restricted shares in year 2002.

Note: The above presentation does not separately report discontinued operations.

Annual Consolidated Statements of Operations and FFO per Diluted Share
(Shares in thousands)

	December 31
	2002	2001	2000
Revenues
Rental revenue	$3.70	$3.30	$2.90
Tenant recoveries and other revenue	0.45	0.37	0.44

Total Revenues from Real Estate Operations	4.15	3.68	3.34
Expenses
Property operating	0.53	0.46	0.40
Repairs and maintenance	0.46	0.44	0.40
Real estate taxes	0.24	0.20	0.17

Total Property Expenses from Real Estate Operations	1.24	1.10	0.97
Net Operating Income from Real Estate Operations	2.91	2.58	2.37
General and administrative	(0.18)	(0.16)	(0.15)
Equity in income of unconsol. real estate joint ventures	0.00	0.01	—
Earnings from service companies	(0.02)	(0.02)	—
Income from real estate services	0.06	0.11	0.05
Equity in income (loss) of other unconsolidated entities	—	—	(0.01)

EBITDA	2.77	2.51	2.26
Interest expense	(1.07)	(0.98)	(0.95)
Series B, E & F Preferred Share dividends	(0.26)	(0.19)	(0.10)
Amortization of deferred financing costs	(0.06)	(0.05)	(0.04)
Income tax benefit	0.01	0.01	—
Expense (income) associated with options	0.00	—	—
Dividends on restricted shares	0.01	—	—
Depreciation on unconsolidated real estate entities	0.00	0.00	(0.00)
Minority interestholders' share of operations	0.00	(0.00)	(0.00)
Depreciation of corporate FF&E	(0.01)	(0.01)	(0.00)

Funds From Operation (FFO) — Diluted	1.39	1.29	1.17
Depreciation and other amortization	(0.78)	(0.61)	(0.53)
Gain on property sales	0.01	0.01	0.00
Loss on early extinguishment of debt	(0.01)	(0.01)	(0.00)
Cumulative effect adjustment for accounting change	—	(0.01)	—
Expense (income) associated with options	(0.00)	—	—
Dividends on restricted shares	(0.01)	—	—
Depreciation on unconsolidated real estate entities	(0.00)	(0.00)	0.00
Minority interestholders' share of operations	(0.00)	0.00	0.00
Series B, E & F Preferred Share dividends	0.26	0.19	0.10

Income Before Minority Interests and Preferred Share dividends	0.86	0.86	0.74
Minority Interests:
Preferred Units in Operating Partnership	(0.06)	(0.07)	(0.07)
Common Units in Operating Partnership	(0.16)	(0.20)	(0.20)
Other consolidated entities	0.00	(0.00)	(0.00)
	—		—
Preferred Share dividends	(0.28)	(0.20)	(0.12)

Net Income Available to Common Shareholders	$0.36	$0.39	$0.35

Funds From Operation (FFO) — Diluted	$1.39	$1.29	$1.17
Straight line rents	(0.07)	(0.09)	(0.13)
Non-incremental capital expenditures	(0.18)	(0.16)	(0.09)

Adjusted Funds from Operations	$1.14	$1.03	$0.95

Note: The above presentation does not separately report discontinued operations.

Annual Consolidated Statements of Operations and FFO as a Percentage of Total Revenues

	December 31
	2002		2001		2000
Revenues
Rental revenue	89%		90%		87%
Tenant recoveries and other revenue	11%		10%		13%

Total Revenues from Real Estate Operations	100%		100%		100%
Expenses
Property operating	13%		12%		12%
Repairs and maintenance	11%		12%		12%
Real estate taxes	6%		5%		5%

Total Property Expenses from Real Estate Operations	30%		30%		29%
Net Operating Income from Real Estate Operations	70%		70%		71%
General and administrative	(4%	)	(4%	)	(5%	)
Equity in income of unconsol. real estate joint ventures	0%		0%		0%
Earnings from service companies	(1%	)	(1%	)	0%
Income from real estate services	2%		3%		1%
Equity in income (loss) of other unconsolidated entities	0%		0%		(0%	)

EBITDA	67%		68%		67%
Interest expense	(26%	)	(27%	)	(28%	)
Series B, E & F Preferred Share dividends	(6%	)	(5%	)	(3%	)
Amortization of deferred financing costs	(1%	)	(1%	)	(1%	)
Income tax benefit	0%		0%		0%
Expense (income) associated with options	0%		0%		0%
Dividends on restricted shares	0%		0%		0%
Depreciation on unconsolidated real estate entities	0%		0%		(0%	)
Minority interestholders' share of operations	0%		(0%	)	(0%	)
Depreciation of corporate FF&E	(0%	)	(0%	)	(0%	)

Funds From Operation (FFO)—Diluted	33%		35%		35%
Depreciation and other amortization	(19%	)	(17%	)	(16%	)
Gain on property sales	0%		0%		0%
Loss on early extinguishment of debt	(0%	)	(0%	)	(0%	)
Cumulative effect adjustment for accounting change	0%		(0%	)	0%
Expense (income) associated with options	(0%	)	0%		0%
Dividends on restricted shares	(0%	)	0%		0%
Depreciation on unconsolidated real estate entities	(0%	)	(0%	)	0%
Minority interestholders' share of operations	(0%	)	0%		0%
Series B, E & F Preferred Share dividends	6%		5%		3%

Income Before Minority Interests and Preferred Share dividends	21%		23%		22%
Minority Interests:
Preferred Units in Operating Partnership	(2%	)	(2%	)	(2%	)
Common Units in Operating Partnership	(4%	)	(5%	)	(6%	)
Other consolidated entities	0%		(0%	)	(0%	)
Preferred Share dividends	(7%	)	(6%	)	(4%	)

Net Income Available to Common Shareholders	9%		11%		11%
Funds From Operation (FFO)—Diluted	33%		35%		35%
Straight line rents	(2%	)	(3%	)	(4%	)
Non-incremental capital expenditures	(4%	)	(4%	)	(3%	)

Adjusted Funds from Operations	28%		28%		28%
Preferred dividends/distributions(1)	8%		7%		6%
Common dividends/distributions(2)	18%		20%		21%

Total Dividends/Distributions	26%		27%		26%
(1)
Includes Series B, E and F Cumulative Redeemable Preferred Share dividends deducted for FFO/AFFO computations.

(2)
Includes dividends on restricted shares in year 2002.

Quarterly Equity Analysis
(Amounts in thousands except per share data, share prices and ratios)

	2002				2001
	December 31	September 30	June 30	March 31	December 31
Common Equity — End of Quarter
Common Shares(1)	23,606	23,583	23,236	22,772	20,648
Common Units	8,990	8,990	9,278	9,607	9,607

Total	32,596	32,573	32,514	32,379	30,255

Convertible Preferred Equity — End of Quarter
Convertible Series A Preferred Shares Outstanding(2)	n/a	n/a	n/a	n/a	0
Conversion Ratio	n/a	n/a	n/a	n/a	1.8748
Common Shares Issued Assuming Conversion	n/a	n/a	n/a	n/a	0
Preferred Share Liquidation Preference	n/a	n/a	n/a	n/a	$25.00
Convertible Series D Preferred Shares Outstanding	544	544	544	544	544
Conversion Ratio	2.2000	2.2000	2.2000	2.2000	2.2000
Common Shares Issued Assuming Conversion	1,197	1,197	1,197	1,197	1,197
Preferred Share Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Convertible Series C Preferred Units Outstanding	1,017	1,017	1,017	1,017	1,017
Conversion Ratio	2.3810	2.3810	2.3810	2.3810	2.3810
Common Units Issued Assuming Conversion	2,421	2,421	2,421	2,421	2,421
Preferred Share Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Perpetual Preferred Equity — End of Quarter
Redeemable Series B Shares Outstanding	1,250	1,250	1,250	1,250	1,250
Preferred Share Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Redeemable Series E Shares Outstanding	1,150	1,150	1,150	1,150	1,150
Preferred Share Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Redeemable Series F Shares Outstanding	1,425	1,425	1,425	1,425	1,425
Preferred Share Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Weighted Average Shares:
Common Shares Outstanding	23,234	23,029	22,704	20,889	20,186
Restricted Shares Outstanding	326	317	—	—	—
Preferred Shares Outstanding Assuming Conversion	1,197	1,197	1,197	1,197	1,197
Dilutive Options	944	978	1,040	828	590
Common Units	8,990	9,149	9,391	9,607	9,609
Preferred Units Assuming Conversion	2,421	2,421	2,421	2,421	2,421

Weighted Avg. Shares/Units Outstanding Assuming Conversion of Preferred Shares/Units	37,112	37,091	36,753	34,942	34,003

Common Shares Trading Volume
Average Daily Volume (Shares)	70	95	76	116	23
Average Daily Volume (Dollars in thousands)	$948.95	$1,291.31	$1,042.19	$1,460.22	$261.76
As a Percentage of Common Shares	0.3%	0.4%	0.3%	0.6%	0.1%
Common Share Price Range
Quarterly High	$14.16	$14.50	$14.69	$13.20	$12.71
Quarterly Low	$11.60	$11.97	$12.95	$11.62	$10.75
Quarterly Average	$13.49	$13.56	$13.78	$12.54	$11.50
End of Quarter	$14.03	$13.55	$14.59	$13.10	$11.87
Capitalization
Liquidation Value of Preferred Shares/Units	$134,642	$134,642	$134,642	$134,642	$134,642
Market Value of Common Shares/Units	457,322	441,364	474,379	424,165	359,127

Total Equity Market Capitalization	$591,963	$576,006	$609,021	$558,806	$493,768

Total Debt	$705,056	$710,033	$633,498	$573,821	$573,327

Total Market Capitalization	$1,297,019	$1,286,039	$1,242,519	$1,132,627	$1,067,095

Debt to Total Market Capitalization	54.4%	55.2%	51.0%	50.7%	53.7%
Debt to Undepreciated Book Value of Real Estate Assets	62.1%	62.8%	59.9%	57.4%	58.6%
(1)
Net of 166,600 treasury shares as of December 31, 2002.

(2)
On March 5, 2002, Constellation converted its Series A Preferred Share and then sold its entire common share position.

Quarterly Valuation Analysis
(Dollars in thousands except per share data and ratios)

	2002				2001
	December 31	September 30	June 30	March 31	December 31
PRICING MULTIPLES
Quarter End Common Stock Price	$14.03	$13.55	$14.59	$13.10	$11.87
NOI Multiple
(Market value of Common Equity + Avg. Preferred Share/Units+ Avg. Total Debt) / Ann. NOI)	11.00x	11.95x	11.48x	11.70x	11.00x
EBITDA Multiple
(Market value of Common Equity + Avg. Preferred Share/Units + Avg. Total Debt) / Ann. EBITDA)	11.69x	11.89x	12.46x	12.41x	11.30x
FFO Multiple
(Quarter End Common Share Price / Ann. FFO — diluted)	9.31x	9.67x	10.87x	10.06x	8.80x
AFFO Multiple
(Quarter End Common Share Price / Ann. AFFO — diluted)	11.15x	11.99x	13.46x	11.99x	11.79x
NOI Yield
(Ann. NOI / (Market value of Common Equity + Avg. Preferred Share/Units + Avg. Debt))	9.09%	8.37%	8.71%	8.54%	9.09%
EBITDA Yield
(Ann. EBITDA / (Market value of Common Equity + Avg. Preferred Share/Units + Avg. Debt))	8.55%	8.41%	8.03%	8.06%	8.85%
FFO Yield
(Ann. FFO / Quarter End Common Share Price)	10.74%	10.34%	9.20%	9.94%	11.36%
AFFO Yield
(Ann. AFFO / Quarter End Common Share Price)	8.97%	8.34%	7.43%	8.34%	8.48%
Total Market Capitalization Per Square Foot
((Market Value of Common Stock + Preferred Share/Units + Total Debt) / GLA) (1)	$145.06	$142.91	$147.84	$145.61	$137.76
RETURNS
Yield on Real Estate Owned — NOI
(Ann. NOI / Avg. Adjusted Gross Real Estate Investment)(2)	10.86%	10.04%	10.97%	10.65%	10.71%
Yield on Real Estate Owned — EBITDA
(Ann. EBITDA / Avg. Adjusted Gross Real Estate Investment)(2)	10.21%	10.09%	10.12%	10.04%	10.42%
Return on Book Value of Average Equity & Minority Interest
(Ann. EBTDA / Avg. Equity & Minority Interest)	17.17%	16.20%	15.65%	15.01%	15.45%
(1)
Excludes square footage of assets under development, under construction or held in a joint venture.

(2)
Excludes land-development, construction in progress and investment in development real estate joint ventures as these assets are not yet income generating.

Quarterly Debt Analysis
(Dollars in thousands)

	2002				2001
	December 31	September 30	June 30	March 31	December 31
Debt Outstanding
Mortgage Loans	$565,486	$564,522	$489,145	$462,287	$445,951
Construction Loans	11,570	20,511	18,553	17,534	17,376
Secured Revolving Credit Facility	128,000	125,000	125,800	94,000	110,000

	$705,056	$710,033	$633,498	$573,821	$573,327

Average Outstanding Balance
Mortgage Loans	$563,904	$537,954	$467,885	$452,987	$428,231
Construction Loans	18,011	20,144	18,273	17,431	16,648
Secured Revolving Credit Facility	126,645	122,685	121,403	108,581	89,110

	$708,560	$680,783	$607,561	$578,999	$533,989

Interest Rate Structure
Fixed	$481,121	$433,931	$391,906	$340,037	$326,701
Variable	123,935	176,102	141,592	83,784	96,626
Variable Subject to Interest Rate Protection (1-4)	100,000	100,000	100,000	150,000	150,000

	$705,056	$710,033	$633,498	$573,821	$573,327

% of Fixed Rate Loans(5)	82.42%	75.20%	77.65%	85.40%	83.15%
% of Variable Rate Loans	17.58%	24.80%	22.35%	14.60%	16.85%

	100.00%	100.00%	100.00%	100.00%	100.00%

Average Interest Rates
Mortgage & Construction Loans	6.36%	6.40%	6.40%	6.37%	6.71%
Secured Revolving Credit Facility	6.64%	6.79%	6.86%	7.21%	7.32%
Total Weighted Average	6.41%	6.51%	6.47%	6.52%	6.85%
Debt Ratios
Debt to Total Market Capitalization	54.4%	55.2%	51.0%	50.7%	53.7%
Debt to Undepreciated Book Value of Real Estate Assets	62.1%	62.8%	59.9%	57.4%	58.6%
Coverage Ratios (excluding capitalized interest)
Interest Coverage — NOI	2.67x	2.49x	2.92x	2.81x	2.76x
(NOI / Interest)
Interest Coverage — EBITDA	2.51x	2.50x	2.69x	2.65x	2.68x
(EBITDA / Interest)
Interest Coverage — EBITDA — YTD	2.58x	2.61x	2.67x	2.65x	2.63x
(EBITDA / Interest — Year-to-date)
Debt Service Coverage — NOI	2.28x	1.99x	2.49x	2.43x	2.38x
(NOI / (Interest + Principal Amortization))
Debt Service Coverage — EBITDA	2.14x	2.00x	2.30x	2.29x	2.31x
(EBITDA / (Interest + Principal Amortization))
Fixed Charge Coverage — NOI	2.09x	1.92x	2.17x	2.07x	2.02x
(NOI / (Interest + Preferred Distribution))
Fixed Charge Coverage — EBITDA	1.96x	1.93x	2.00x	1.95x	1.96x
(EBITDA / (Interest + Preferred Distribution))
(1)
We purchased a $50 million 2-year cap on LIBOR at a rate of 7.0% which expired May 31, 2002.

(2)
We purchased a $50 million 1-year cap on LIBOR at a rate of 7.0% which expired October 13, 2001.

(3)
We purchased a $25 million 1-year cap on LIBOR at a rate of 7.0% which expired October 13, 2001.

(4)
We executed a $100 million notional amount swap exchanging 30-day floating LIBOR for LIBOR of 5.76% which expired January 2, 2003.

(5)
Includes interest rate protection agreements.

Quarterly Operating Ratios
(Dollars in thousands except per share data and ratios)

	2002				2001
	December 31	September 30	June 30	March 31	December 31
OPERATING RATIOS
NOI as a % of Real Estate Revenues
(NOI / (Rental Revenue + Oper. Expense Reimb.))	70.48%	68.03%	71.90%	70.45%	69.81%
EBITDA as a % of Real Estate Revenues
(EBITDA / (Rental Revenue + Oper. Expense Reimb.))	66.31%	68.34%	66.29%	66.43%	67.93%
G&A as a % of Real Estate Revenues
(G&A / (Rental Revenue + Oper. Expense Reimb.))	4.22%	2.11%	5.27%	6.29%	3.49%
G&A as a % of EBITDA
(G&A / EBITDA)	6.37%	3.08%	7.94%	9.47%	5.13%
Quarter end occupancy for operating portfolio	93.05%	93.98%	94.10%	93.92%	96.07%
Quarter end % leased for operating portfolio	93.75%	94.37%	95.07%	94.70%	96.59%
Non-Incremental Capital Expenditures	$1,991	$1,649	$1,382	$1,618	$1,950
Non-Incremental Capital Expenditures per average square foot	$0.22	$0.19	$0.17	$0.21	$0.26
Non-Incremental Capital Expenditures per Diluted Share	$0.05	$0.04	$0.04	$0.05	$0.06
Non-Incremental Capital Expenditures as a % of NOI	6.73%	6.27%	5.22%	6.66%	8.35%

Quarterly Dividend Analysis

	2002				2001
	December 31	September 30	June 30	March 31	December 31
Common Share Dividends
Dividends per share/unit	$0.22	$0.22	$0.21	$0.21	$0.21
Increase over prior quarter	0.0%	4.8%	0.0%	0.0%	0.0%
Increase over prior year	4.8%	4.8%	5.0%	5.0%	5.0%
Common Dividend Payout Ratios
Payout — FFO — Diluted	56.3%	60.5%	60.5%	65.3%	60.8%
((Dividend + Distributions)/FFO)
Payout — AFFO — Diluted	67.4%	75.1%	74.9%	77.9%	81.4%
(Dividend /FAD)
Dividend Coverage — FFO — Diluted	1.78x	1.65x	1.65x	1.53x	1.64x
(FFO /dividends)
Dividend Coverage — AFFO — Diluted	1.48x	1.33x	1.33x	1.28x	1.23x
(AFFO /dividends)
Common Dividend Yields
Dividend Yield	6.27%	6.49%	5.76%	6.41%	7.08%
Series C Preferred Unit Distributions
Preferred Unit Distributions Per Share	$0.56250	$0.56250	$0.56250	$0.56250	$0.56250
Preferred Unit Distributions Yield	9.00%	9.00%	9.00%	9.00%	9.00%
Quarter End Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Series A Preferred Share Dividends(1)
Preferred Share Dividends Per Share	n/a	n/a	n/a	n/a	$0.34375
Preferred Share Dividend Yield	n/a	n/a	n/a	n/a	5.50%
Quarter End Liquidation Preference	n/a	n/a	n/a	n/a	$25.00
Series B Preferred Share Dividends
Preferred Share Dividends Per Share	$0.62500	$0.62500	$0.62500	$0.62500	$0.62500
Preferred Share Dividend Yield	10.00%	10.00%	10.00%	10.00%	10.00%
Quarter End Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Series D Preferred Share Dividends
Preferred Share Dividends Per Share	$0.25000	$0.25000	$0.25000	$0.25000	$0.25000
Preferred Share Dividend Yield	4.00%	4.00%	4.00%	4.00%	4.00%
Quarter End Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Series E Preferred Share Dividends
Preferred Share Dividends Per Share	$0.64063	$0.64063	$0.64063	$0.64063	$0.64063
Preferred Share Dividend Yield	10.25%	10.25%	10.25%	10.25%	10.25%
Quarter End Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
Series F Preferred Share Dividends
Preferred Share Dividends Per Share	$0.61719	$0.61719	$0.61719	$0.61719	$0.61719
Preferred Share Dividend Yield	9.875%	9.875%	9.875%	9.875%	9.875%
Quarter End Liquidation Preference	$25.00	$25.00	$25.00	$25.00	$25.00
(1)
On March 5, 2002, Constellation converted its Series A Preferred Share and then sold its entire common share ownership position.

Investor Composition and Analyst Coverage
(as of December 31, 2002)

	Common Shares	Common Units	As if Converted Preferred Shares / Units	Total	Fully Diluted Ownership % of Total
SHAREHOLDER CLASSIFICATION
Insiders	1,162,778	7,734,557	—	8,897,335	24.57%
Institutional Ownership	14,211,838	—	3,617,472	17,829,310	49.23%
Other / Retail	8,231,516	1,255,292	—	9,486,808	26.20%

	23,606,132	8,989,849	3,617,472	36,213,453	100.00%

	December 31, 2002	September 30, 2002	June 30, 2002	March 31, 2002	December 31, 2001
RESEARCH COVERAGE
A. G. Edwards	x	x	x	x	x
BB&T Capital Markets	x	x	x	x	n/a
Credit Suisse First Boston	x	x	x	x	x
Deutsche Banc Alex. Brown	x	x	x	x	x
Ferris, Baker Watts, Incorporated	x	x	x	x	x
Janney Montgomery Scott	n/a	n/a	n/a	n/a	x
Legg Mason Wood Walker, Inc.	x	x	x	x	x
McDonald Investments	x	x	x	x	x
Mercury Partners, LLC	x	x	x	n/a	n/a
Raymond James	x	n/a	n/a	n/a	n/a
Wachovia Securities	x	n/a	n/a	n/a	n/a

Source: Institutional ownership was obtained from filed Forms 13(f) as of September 30, 2002 per Vickers Stock Research Corporation.

Debt Maturity Schedule — December 31, 2002
(Dollars in thousands)

	Mortgages(1)		Construction Loan (2)
Year of Maturity	Annual Amortization of Monthly Payments	Due on Maturity	Annual Amortization of Monthly Payments	Due on Maturity	$150,000 Secured Revolving Credit Facility(3)	Total Scheduled Payments
2003	$9,986	$9,360	$94	$11,476	$—	$30,916
2004	11,326	71,984	—	—	—	83,310
2005	9,890	41,567	—	—	128,000	179,457
2006	9,635	59,975	—	—	—	69,610
2007	8,391	51,346	—	—	—	59,737
2008	6,536	142,837	—	—	—	149,373
2009	3,095	52,056	—	—	—	55,151
2010	2,148	12,460	—	—	—	14,608
2011	2,226	—	—	—	—	2,226
2012	2,006	21,586	—	—	—	23,592
2013	—	37,076	—	—	—	37,076

	$65,239	$500,247	$94	$11,476	$128,000	$705,056

Notes:

(1)
Certain mortgages contain extension options, generally either for a period of six months or one year, subject to certain conditions. The above table reflects these maturities as if the mortgages have already been extended.

(2)
The construction loan balance as of December 31, 2002 represents the outstanding balance as of that date.

(3)
We have the right to extend the Secured Revolving Credit Facility for a one-year period, subject to certain conditions, upon maturity in March 2004. The extended maturity date has been presented above.

We have the following interest rate protection agreements in place:
    $100 million notional amount swap of thirty-day LIBOR at 5.76%, which expired in January 2003.
    $50 million notional amount swap of one-month LIBOR at 2.3075%, commencing in January 2003 and expiring in January 2005.
    $50 million notional amount swap of one-month LIBOR at 1.52%, commencing in January 2003 and expiring in January 2004.

Property Summary by Region — December 31, 2002

Operating Property Count		Owned or Joint Venture (JV)	Submarket	State	Year Built or Renovated	Single Story (S) or Multi-story (M)	Total Operational Square Feet	Total Square Feet Under Development
	Office Properties
	Baltimore /Washington Corridor
1	2730 Hercules Road	Owned	BWI Airport	MD	1990	M	240,336
2	2711 Technology Drive (211 NBP)	Owned	BWI Airport	MD	2002	M	152,000
	140 National Business Parkway	JV	BWI Airport	MD		M		119,000
3	132 National Business Parkway	Owned	BWI Airport	MD	2000	M	118,456
4	2721 Technology Drive (221 NBP)	Owned	BWI Airport	MD	2000	M	118,093
5	2701 Technology Drive (201 NBP)	Owned	BWI Airport	MD	2001	M	117,450
6	1306 Concourse Drive	Owned	BWI Airport	MD	1990	M	114,046
7	1304 Concourse Drive	Owned	BWI Airport	MD	2002	M	102,964
8	870-880 Elkridge Landing Road	Owned	BWI Airport	MD	1981	M	101,785
9	900 Elkridge Landing Road	Owned	BWI Airport	MD	1982	M	97,261
10	1199 Winterson Road	Owned	BWI Airport	MD	1988	M	96,636
11	920 Elkridge Landing Road	Owned	BWI Airport	MD	1982	M	96,566
12	134 National Business Parkway	Owned	BWI Airport	MD	1999	M	93,482
13	133 National Business Parkway	Owned	BWI Airport	MD	1997	M	88,666
14	141 National Business Parkway	Owned	BWI Airport	MD	1990	M	86,964
15	135 National Business Parkway	Owned	BWI Airport	MD	1998	M	86,863
16	1302 Concourse Drive	Owned	BWI Airport	MD	1996	M	84,607
17	7467 Ridge Road	Owned	BWI Airport	MD	1990	M	74,273
18	7240 Parkway Drive	Owned	BWI Airport	MD	1985	M	74,156
19	881 Elkridge Landing Road	Owned	BWI Airport	MD	1986	M	73,572
20	1099 Winterson Road	Owned	BWI Airport	MD	1988	M	71,076
21	131 National Business Parkway	Owned	BWI Airport	MD	1990	M	69,039
22	849 International Drive	Owned	BWI Airport	MD	1988	M	68,758
23	1190 Winterson Road	Owned	BWI Airport	MD	1987	M	68,746
24	911 Elkridge Landing Road	Owned	BWI Airport	MD	1985	M	68,296
25	1201 Winterson Road	Owned	BWI Airport	MD	1985	M	67,903
26	999 Corporate Boulevard	Owned	BWI Airport	MD	2000	M	67,351
27	7318 Parkway Drive	Owned	BWI Airport	MD	1984	M	59,204
28	901 Elkridge Landing Road	Owned	BWI Airport	MD	1984	M	57,308
29	7320 Parkway Drive	Owned	BWI Airport	MD	1983	S	57,176
30	900 International Drive	Owned	BWI Airport	MD	1986	S	57,140
31	930 International Drive	Owned	BWI Airport	MD	1986	S	57,140
32	891 Elkridge Landing Road	Owned	BWI Airport	MD	1984	M	56,489
33	921 Elkridge Landing Road	Owned	BWI Airport	MD	1983	M	54,175
34	939 Elkridge Landing Road	Owned	BWI Airport	MD	1983	M	53,031
35	938 Elkridge Landing Road	Owned	BWI Airport	MD	1984	M	52,988
36	940 Elkridge Landing Road	Owned	BWI Airport	MD	1984	M	51,704
37	800 International Drive	Owned	BWI Airport	MD	1988	S	50,979
38	1340 Ashton Road	Owned	BWI Airport	MD	1989	S	46,400
39	7321 Parkway Drive	Owned	BWI Airport	MD	1984	S	39,822
40	1334 Ashton Road	Owned	BWI Airport	MD	1989	S	37,565
41	1331 Ashton Road	Owned	BWI Airport	MD	1989	S	29,936
42	1350 Dorsey Road	Owned	BWI Airport	MD	1989	S	19,992
43	1344 Ashton Road	Owned	BWI Airport	MD	1989	M	17,076
44	1341 Ashton Road	Owned	BWI Airport	MD	1989	S	15,841
45	1343 Ashton Road	Owned	BWI Airport	MD	1989	S	9,962
46	114 National Business Parkway	Owned	BWI Airport	MD	2002	S	9,717

	Subtotal (continued on next page)						3,332,990	119,000

Operating Property Count		Owned or Joint Venture (JV)	Submarket	State	Year Built or Renovated	Single Story (S) or Multi-story (M)	Total Operational Square Feet	Total Square Feet Under Development
	Subtotal (continued from prior page)						3,332,990	119,000
47	1615 and 1629 Thames Street	Owned	Baltimore City	MD	1989	M	104,115
48	9690 Deereco Road	Owned	North Baltimore Co.	MD	1988	M	133,737
49	375 West Padonia Road	Owned	North Baltimore Co.	MD	1986	M	101,133
50	7200 Riverwood Drive	Owned	Howard Co. Perimeter	MD	1986	S	160,000
51	9140 Route 108	Owned	Howard Co. Perimeter	MD	1974/1985	S	150,000
52	7000 Columbia Gateway Drive	Owned	Howard Co. Perimeter	MD	1999	M	145,806
53	6731 Columbia Gateway Drive	Owned	Howard Co. Perimeter	MD	2002	M	73,902	49,841
54	6940 Columbia Gateway Drive	Owned	Howard Co. Perimeter	MD	1999	M	108,737
55	6950 Columbia Gateway Drive	Owned	Howard Co. Perimeter	MD	1998	M	107,778
56	7067 Columbia Gateway Drive	Owned	Howard Co. Perimeter	MD	2001	M	82,953
57	6750 Alexander Bell Drive	Owned	Howard Co. Perimeter	MD	2001	M	78,460
58	6700 Alexander Bell Drive	Owned	Howard Co. Perimeter	MD	1988	M	75,650
59	6740 Alexander Bell Drive	Owned	Howard Co. Perimeter	MD	1992	M	61,957
60	6716 Alexander Bell Drive	Owned	Howard Co. Perimeter	MD	1990	M	52,002
61	9140 Guilford Road	Owned	Howard Co. Perimeter	MD	1983	S	41,704
62	7065 Columbia Gateway Drive	Owned	Howard Co. Perimeter	MD	2000	S	38,560
63	7063 Columbia Gateway Drive	Owned	Howard Co. Perimeter	MD	2000	S	36,936
64	9160 Guilford Road	Owned	Howard Co. Perimeter	MD	1984	M	36,528
65	6760 Alexander Bell Drive	Owned	Howard Co. Perimeter	MD	1991	M	36,309
66	6708 Alexander Bell Drive	Owned	Howard Co. Perimeter	MD	1988	M	35,040
67	7061 Columbia Gateway Drive	Owned	Howard Co. Perimeter	MD	2000	M	29,604
68	6724 Alexander Bell Drive	Owned	Howard Co. Perimeter	MD	2002	M	28,420
69	9150 Guilford Road	Owned	Howard Co. Perimeter	MD	1984	S	17,655
70	9130 Guilford Road	Owned	Howard Co. Perimeter	MD	1984	S	13,700
	Robert Fulton Drive — Phase I	JV	Howard Co. Perimeter	MD		M		105,850
71	14502 Greenview Drive	Owned	Laurel	MD	1988	M	71,926
72	14504 Greenview Drive	Owned	Laurel	MD	1985	M	69,194
73	6009—6011 Oxon Hill Road	Owned	Southern Prince George's County	MD	1990	M	181,768	—

	Total Baltimore / Washington Corridor						5,406,564	274,691

	Suburban Washington D.C.
1	11800 Tech Road	Owned	North Silver Spring	MD	1969/1989	M	235,866	—
	Forbes Boulevard — Phase II	JV	Lanham	MD		M	—	55,757

	Total Suburban Washington D.C.						235,866	55,757

	Northern Virginia
1	15000 Conference Center Drive	Owned	Chantilly	VA	1989	M	470,406	—
2	15059 Conference Center Drive	Owned	Chantilly	VA	2000	M	145,192	—
3	15049 Conference Center Drive	Owned	Chantilly	VA	1997	M	145,053	—

	Total Northern Virginia						760,651	—

	Greater Philadelphia
1	753 Jolly Road	Owned	Blue Bell	PA	1960/1992-94	M	419,472
2	785 Jolly Road	Owned	Blue Bell	PA	1970/1996	M	219,065
3	760 Jolly Road	Owned	Blue Bell	PA	1974/1994	M	208,854
4	751 Jolly Road	Owned	Blue Bell	PA	1966/1991	M	112,958	—

	Total Greater Philadelphia						960,349	—

Operating Property Count		Owned or Joint Venture (JV)	Submarket	State	Year Built or Renovated	Single Story (S) or Multi-story (M)	Total Operational Square Feet	Total Square Feet Under Development
	Greater Harrisburg
1	2605 Interstate Drive	Owned	East Shore	PA	1990	M	81,187
2	6345 Flank Drive	Owned	East Shore	PA	1989	S	69,443
3	6340 Flank Drive	Owned	East Shore	PA	1988	S	68,200
4	2601 Market Place	Owned	East Shore	PA	1989	M	66,224
5	6400 Flank Drive	Owned	East Shore	PA	1992	S	52,439
6	6360 Flank Drive	Owned	East Shore	PA	1988	S	46,500
7	6385 Flank Drive	Owned	East Shore	PA	1995	S	32,921
8	6380 Flank Drive	Owned	East Shore	PA	1991	S	32,613
9	6405 Flank Drive	Owned	East Shore	PA	1991	S	32,000
10	95 Shannon Road	Owned	East Shore	PA	1999	S	21,976
11	75 Shannon Road	Owned	East Shore	PA	1999	S	20,887
12	6375 Flank Drive	Owned	East Shore	PA	2000	S	19,783
13	85 Shannon Road	Owned	East Shore	PA	1999	S	12,863
14	5035 Ritter Road	Owned	West Shore	PA	1988	S	56,556
15	5070 Ritter Road – Building A	Owned	West Shore	PA	1989	S	32,309
16	5070 Ritter Road – Building B	Owned	West Shore	PA	1989	S	28,039	—

	Total Greater Harrisburg						673,940	—

	Northern/Central New Jersey
1	431 Ridge Road	Owned	Exit 8A — Cranbury	NJ	1958/1998	S	170,000
2	429 Ridge Road	Owned	Exit 8A — Cranbury	NJ	1966/1996	M	142,385
3	68 Culver Road	Owned	Exit 8A — Cranbury	NJ	2000	M	57,280
4	104 Interchange Plaza	Owned	Exit 8A — Cranbury	NJ	1990	M	47,677
5	101 Interchange Plaza	Owned	Exit 8A — Cranbury	NJ	1985	M	43,621
6	47 Commerce	Owned	Exit 8A — Cranbury	NJ	1992/1998	S	41,398
7	437 Ridge Road	Owned	Exit 8A — Cranbury	NJ	1962/1996	S	30,000
8	7 Centre Drive	Owned	Exit 8A — Cranbury	NJ	1986	S	19,466
9	8 Centre Drive	Owned	Exit 8A — Cranbury	NJ	1989	S	16,199
10	2 Centre Drive	Owned	Exit 8A — Cranbury	NJ	1989	S	16,132
11	4301 Route 1	Owned	Monmouth Junction	NJ	1986	M	61,327
12	695 Route 46	Owned	Wayne	NJ	1990	M	157,394
13	710 Route 46	Owned	Wayne	NJ	1985	M	101,263	—

	Total Northern / Central New Jersey						904,142	—

110	TOTAL PORTFOLIO						8,941,512	330,448

Property Occupancy Rates by Region by Quarter

	Greater Philadelphia	Baltimore / Washington Corridor	Northern / Central New Jersey	Greater Harrisburg	Northern Virginia	Suburban Washington D.C.	Total Portfolio
December 31, 2002
Number of Buildings	4	73	13	16	3	1	110
Rentable Square Feet	960,349	5,406,564	904,142	673,940	760,651	235,866	8,941,512
Percent Occupied	100.00%	90.96%	93.67%	90.65%	98.32%	100.00%	93.05%
September 30, 2002
Number of Buildings	4	74	13	16	3	1	111
Rentable Square Feet	960,349	5,462,126	903,972	675,338	760,651	236,441	8,998,877
Percent Occupied	100.00%	92.37%	95.38%	91.46%	98.32%	94.69%	93.98%
June 30, 2002
Number of Buildings	4	74	13	16	1	—	108
Rentable Square Feet	960,349	5,394,356	903,972	675,338	470,406	—	8,404,421
Percent Occupied	100.00%	92.92%	94.82%	90.31%	99.56%	0.00%	94.10%
March 31, 2002
Number of Buildings	4	65	13	16	1	—	99
Rentable Square Feet	960,349	4,768,870	903,972	674,686	470,406	—	7,778,283
Percent Occupied	100.00%	92.73%	93.88%	89.83%	99.56%	0.00%	93.92%
December 31, 2001
Number of Buildings	4	64	13	16	1	—	98
Rentable Square Feet	960,349	4,791,139	903,972	674,686	470,406	—	7,800,552
Percent Occupied	100.00%	95.68%	95.80%	91.17%	99.56%	0.00%	96.07%

Top Twenty Office Tenants as of December 31, 2002
(Dollars and square feet in thousands)

Tenant		Number of Leases	Total Occupied Square Feet	Percentage of Total Occupied Square Feet	Total Rental Revenue(1)	Percentage of Total Rental Revenue	Weighted Average Remaining Lease Term(2)
United States of America	(3),(4)	26	1,207,747	14.5%	$21,622	14.2%	5.0
AT&T Local Services	(5)	7	451,498	5.4%	9,172	6.0%	5.5
Unisys	(6)	3	741,284	8.9%	7,593	5.0%	6.5
Dyncorp Information Systems, LLC	(7)	1	244,522	2.9%	5,385	3.5%	8.0
Computer Sciences Corporation	(7)	2	182,625	2.2%	4,348	2.9%	8.3
General Dynamics Government Corp.		4	183,736	2.2%	4,290	2.8%	6.0
Booz Allen Hamilton		6	185,776	2.2%	3,967	2.6%	2.9
Ciena Corporation	(8)	4	278,749	3.4%	3,784	2.5%	3.4
The Aerospace Corporation		1	133,691	1.6%	3,446	2.3%	9.5
Northrop Grumman Systems		4	142,304	1.7%	3,328	2.2%	5.1
Magellan Behavioral Health, Inc.		2	150,622	1.8%	3,247	2.1%	1.1
Commonwealth of Pennsylvania	(5)	9	185,290	2.2%	2,661	1.8%	5.6
Merck & Co., Inc.	(6)	1	219,065	2.6%	2,281	1.5%	6.5
The Boeing Company		2	79,832	1.0%	2,081	1.4%	7.9
CareFirst, Inc. and Subsidiaries	(5)	3	94,223	1.1%	2,044	1.3%	5.0
Johns Hopkins University	(5)	4	81,935	1.0%	1,817	1.2%	4.6
Comcast Corporation		1	98,897	1.2%	1,613	1.1%	6.8
Ameritrade Holding Corporation		1	77,881	0.9%	1,564	1.0%	7.5
Sun Microsystems, Inc.		2	60,730	0.7%	1,484	1.0%	3.0
Lockheed Martin Corporation		2	75,829	0.9%	1,436	0.9%	2.1
Subtotal Top 20 Office Tenants		85	4,876,236	58.6%	87,163	57.4%	5.6
All remaining tenants		385	3,443,662	41.4%	64,573	42.6%	3.3

Total/Weighted Average		470	8,319,898	100.0%	$151,736	100.0%	4.6

(1)
Total Rental Revenue is the monthly contractual base rent as of December 31, 2002 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases. Refer to (4) below.
(2)
The weighting of the lease term was computed using Total Rental Revenue.
(3)
Many of our government leases are subject to early termination provisions which are customary to government leases. The weighted average remaining lease term was computed assuming no exercise of such early termination rights.
(4)
Bookham Technology, Inc. terminated its lease effective December 31, 2002. This entire building has been retenanted to the United States of America under a ten-year lease term, subject to early termination provisions. This government lease which commenced January 1, 2003 and expires June 30, 2013, assuming no exercise of early termination rights, has been included in the above table.
(5)
Includes affiliated organizations or agencies.
(6)
Merck & Co., Inc. subleases 219,065 rentable square feet from Unisys' 960,349 leased rentable square feet.
(7)
Computer Sciences Corporation has signed an agreement to acquire Dyncorp Information Systems, LLC.
(8)
In addition to the 278,749 square feet directly leased, Ciena Corporation also subleases 44,890 rentable square feet from various tenants in our portfolio over different lease terms.

Total Rental Revenue by Geographic Region by Quarter(1)
(Dollars in thousands)

	2002				2001
	December 31	September 30	June 30	March 31	December 31
Office Properties:
Greater Philadelphia	$2,506	$2,506	$2,506	$2,506	$2,506
Baltimore/Washington Corridor	26,948	24,170	24,573	21,896	22,911
Northern/Central New Jersey	4,286	5,175	4,604	4,921	4,786
Greater Harrisburg	2,349	2,406	2,390	2,407	2,231
Northern Virginia	4,755	3,609	2,661	2,688	947
Suburban Washington D.C.	1,020	686	—	—	—

Total Regional Rental Revenue	$41,864	$38,552	$36,734	$34,418	$33,381

(1)
Rental revenue represents GAAP revenue including operating expense reimbursements, straight line rent adjustments and tenant services income.

Net Operating by Geographic Region by Quarter(1)
(Dollars in thousands)

	2002				2001
	December 31	September 30	June 30	March 31	December 31
Office Properties:
Greater Philadelphia	$2,468	$2,468	$2,473	$2,466	$2,478
Baltimore/Washington Corridor	18,852	16,145	17,689	15,140	15,745
Northern/Central New Jersey	2,774	3,145	2,930	3,213	2,890
Greater Harrisburg	1,640	1,802	1,738	1,810	1,640
Northern Virginia	2,966	2,136	1,550	1,598	527
Suburban Washington D.C.	784	496	—	—	—

Total Regional NOI	$29,484	$26,192	$26,380	$24,227	$23,280
Other income / expenses, net	79	111	103	79	78

Total NOI	$29,563	$26,303	$26,483	$24,306	$23,358

Same Office Property Cash Net Operating Income by Quarter(1)
(Dollars in thousands)

	2002				2001
	December 31	September 30	June 30	March 31	December 31
Office Properties: (2)
Greater Philadelphia	$2,455	$2,459	$2,409	$2,410	$2,410
Baltimore/Washington Corridor	13,942	13,065	13,506	14,233	13,933
Northern/Central New Jersey	2,775	2,869	2,939	3,221	2,850
Greater Harrisburg	1,658	1,813	1,728	1,773	1,645

Total Office Properties	$20,830	$20,206	$20,582	$21,637	$20,838

Same Office Property GAAP Net Operating Income by Quarter(1)
(Dollars in thousands)

	2002				2001
	December 31	September 30	June 30	March 31	December 31
Office Properties: (2)
Greater Philadelphia	$2,493	$2,497	$2,496	$2,496	$2,496
Baltimore/Washington Corridor	14,019	13,300	14,187	14,425	14,328
Northern/Central New Jersey	2,818	2,940	2,967	3,265	2,922
Greater Harrisburg	1,660	1,825	1,760	1,834	1,654

Total Office Properties	$20,990	$20,562	$21,410	$22,020	$21,400

(1)
Net operating income for same office properties has been presented on a GAAP basis and a modified cash basis which removes the effect of straight-line rents from the GAAP net operating income. Net operating income presented in the tables above has been adjusted to remove the effect of certain lease termination fees and the related writeoff of straight-line rents. In addition, allocated general and administrative costs for asset management efforts have been excluded from same office GAAP and cash net operating income.

(2)
Same office properties include buildings owned for a minimum of five reporting quarters.

Average Occupancy Rates by Region for Same Office Properties(1)

	Greater Philadelphia	Baltimore / Washington Corridor	Northern / Central New Jersey	Greater Harrisburg	Total Office
4th Quarter 2002 Average
Number of Buildings	4	61	13	16	94
Rentable Square Feet	960,349	4,609,617	904,094	674,446	7,148,506
Percent Occupied	100.00%	90.85%	94.16%	90.21%	92.44%
3rd Quarter 2002 Average
Number of Buildings	4	61	13	16	94
Rentable Square Feet	960,349	4,610,214	903,972	675,338	7,149,873
Percent Occupied	100.00%	90.35%	95.28%	90.69%	92.30%
2nd Quarter 2002 Average
Number of Buildings	4	61	13	16	94
Rentable Square Feet	960,349	4,606,821	903,972	674,916	7,146,058
Percent Occupied	100.00%	91.97%	94.28%	89.96%	93.15%
1st Quarter 2002 Average
Number of Buildings	4	61	13	16	94
Rentable Square Feet	960,349	4,602,623	903,972	674,686	7,141,630
Percent Occupied	100.00%	93.37%	94.46%	90.48%	94.13%
4th Quarter 2001 Average
Number of Buildings	4	61	13	16	94
Rentable Square Feet	960,349	4,601,180	903,972	675,758	7,141,259
Percent Occupied	100.00%	95.16%	95.82%	89.03%	95.31%
(1)
Same office properties include buildings owned for a minimum of five reporting quarters.

Office Lease Expiration Analysis by Year

Year of Lease Expiration(1)	Number of Leases Expiring	Square Footage of Leases Expiring	Percentage of Total Occupied Square Feet	Total Rental Revenue of Expiring Leases(2)	Percentage of Total Rental Revenue Expiring	Total Rental Revenue of Expiring Leases per Occupied Square Foot
				($000s)
2003	101	758,936	9.1%	$14,038	9.3%	$18.50
2004	74	911,254	11.0%	17,616	11.6%	19.33
2005	86	854,941	10.3%	16,033	10.6%	18.75
2006	59	814,421	9.8%	14,917	9.8%	18.32
2007	73	1,389,010	16.7%	26,090	17.2%	18.78
2008	20	750,932	9.0%	16,071	10.6%	21.40
2009	17	1,357,102	16.3%	16,879	11.1%	12.44
2010	15	777,068	9.3%	16,611	10.9%	21.38
2011	3	71,501	0.9%	1,744	1.1%	24.40
2012	7	428,474	5.1%	9,772	6.4%	22.81
2013	1	150,000	1.8%	1,883	1.3%	12.55
Other (3)	14	56,259	0.7%	81	0.1%	1.44

Total/Weighted Average	470	8,319,898	100.0%	$151,736	100.0%	$18.87

NOTE: As of December 31, 2002, the weighted average lease term is 4.6 years.

(1)
Many of our government leases are subject to certain early termination provisions which are customary to government leases. The year of lease expiration was computed assuming no exercise of such early termination rights. A lease for 150,000 square feet commenced January 1, 2003 and expires June 30, 2013, if the government does not exercise its right to terminate early. This 150,000 square foot lease has been included above as the previous lease with Bookham Technology, Inc., for the same 150,000 square feet, early terminated on December 31, 2002.

(2)
Total Rental Revenue is the monthly contractual base rent as of December 31, 2002 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases. Refer to (1) for inclusion of government lease for 150,000 square feet as of December 31, 2002 despite lease commencement date of January 1, 2003.

(3)
Other consists primarily of amenities, including cafeterias, concierge offices and property management space. In addition, month-to-month leases are included in this line item as the exact expiration date is unknown.

Annual Office Renewal Analysis

	Baltimore/ Washington Corridor	Northern/ Central New Jersey	Greater Harrisburg	Northern Virginia	Total Office
For Year Ended December 31, 2002:
Expiring Square Feet	940,831	91,685	243,050	—	1,275,566
Vacated Square Feet	323,179	49,221	58,452	—	430,852
Renewed Square Feet	617,652	42,464	184,598	—	844,714
Retention Rate (% based upon square feet)	65.65%	46.32%	75.95%	0.00%	66.22%
Renewal & Retenanted Space:
Change in Base Rent — Straight-line	8.56%	11.43%	3.73%	29.72%	8.52%
Change in Total Rent — Straight-line	7.64%	5.49%	-2.73%	29.72%	6.46%
Change in Base Rent — Cash	5.12%	9.41%	0.18%	30.11%	5.22%
Change in Total Rent — Cash	4.53%	3.69%	-5.60%	30.11%	3.50%
Average Capital Cost per Square Foot	$5.13	$14.22	$1.60	$0.09	$5.02
For Year Ended December 31, 2001:
Expiring Square Feet	522,069	36,241	200,524	—	758,834
Vacated Square Feet	164,841	6,050	38,031	—	208,922
Renewed Square Feet	357,228	30,191	162,493	—	549,912
Retention Rate (% based upon square feet)	68.43%	83.31%	81.03%	0.00%	72.47%
Renewal & Retenanted Space:
Change in Base Rent — Straight-line	19.19%	32.17%	11.83%	0.00%	18.51%
Change in Total Rent — Straight-line	15.76%	25.31%	10.34%	0.00%	15.24%
Change in Base Rent — Cash	13.19%	27.78%	4.20%	0.00%	12.27%
Change in Total Rent — Cash	10.31%	21.37%	3.55%	0.00%	9.60%
Average Capital Cost per Square Foot	$6.40	$11.87	$7.04	$—	$6.92
For Year Ended December 31, 2000:
Expiring Square Feet	483,339	151,975	65,986	—	701,300
Vacated Square Feet	153,154	42,877	17,377	—	213,408
Renewed Square Feet	330,185	109,098	48,609	—	487,892
Retention Rate (% based upon square feet)	68.31%	71.79%	73.67%	0.00%	69.57%
Renewal & Retenanted Space:
Change in Base Rent — Straight-line	14.10%	20.80%	0.68%	0.00%	15.65%
Change in Total Rent — Straight-line	10.10%	13.41%	2.22%	0.00%	10.42%
Change in Base Rent — Cash	10.49%	14.22%	-1.05%	0.00%	10.59%
Change in Total Rent — Cash	6.64%	4.42%	0.62%	0.00%	5.71%
Average Capital Cost per Square Foot	$6.27	$21.34	$2.81	$—	$9.28

Note: No renewal or retenanting activity transpired in our Greater Philadelphia and Suburban Washington D.C. regions.

Quarterly Office Renewal Analysis

	Baltimore/ Washington Corridor	Northern/ Central New Jersey	Greater Harrisburg	Northern Virginia	Total Office
Quarter Ended December 31, 2002:
Expiring Square Feet	417,227	19,099	103,860	—	540,186
Vacated Square Feet	123,656	10,825	39,606	—	174,087
Renewed Square Feet	293,571	8,274	64,254	—	366,099
Retention Rate (% based upon square feet)	70.36%	43.32%	61.87%	0.00%	67.77%
Renewal & Retenanted Space:
Change in Base Rent — Straight-line	6.27%	1.65%	-4.53%	0.00%	5.00%
Change in Total Rent — Straight-line	4.53%	0.13%	-5.79%	0.00%	3.25%
Change in Base Rent — Cash	2.27%	-1.17%	-7.63%	0.00%	1.14%
Change in Total Rent — Cash	0.94%	-2.55%	-8.34%	0.00%	-0.20%
Average Capital Cost per Square Foot	$4.43	$13.69	$2.27	$—	$4.49
Quarter Ended September 30, 2002:
Expiring Square Feet	211,614	49,489	80,037	—	341,140
Vacated Square Feet	82,267	26,028	—	—	108,295
Renewed Square Feet	129,347	23,461	80,037	—	232,845
Retention Rate (% based upon square feet)	61.12%	47.41%	100.00%	0.00%	68.25%
Renewal & Retenanted Space:
Change in Base Rent — Straight-line	24.90%	18.23%	0.34%	0.00%	19.34%
Change in Total Rent — Straight-line	15.67%	9.58%	-0.25%	0.00%	11.92%
Change in Base Rent — Cash	20.66%	19.09%	-1.17%	0.00%	16.11%
Change in Total Rent — Cash	12.16%	10.39%	-1.51%	0.00%	9.23%
Average Capital Cost per Square Foot	$8.48	$11.41	$1.96	$—	$7.23
Quarter Ended June 30, 2002:
Expiring Square Feet	269,958	11,136	5,953	—	287,047
Vacated Square Feet	96,131	2,376	3,566	—	102,073
Renewed Square Feet	173,827	8,760	2,387	—	184,974
Retention Rate (% based upon square feet)	64.39%	78.66%	40.10%	0.00%	64.44%
Renewal & Retenanted Space:
Change in Base Rent — Straight-line	2.04%	25.04%	-7.04%	29.72%	5.60%
Change in Total Rent — Straight-line	8.25%	20.24%	-5.35%	29.72%	10.39%
Change in Base Rent — Cash	-1.50%	21.74%	-8.86%	30.11%	2.34%
Change in Total Rent — Cash	4.79%	17.19%	-6.75%	30.11%	7.23%
Average Capital Cost per Square Foot	$3.20	$22.94	$2.25	$0.09	$4.35

Note: No renewal or retenanting activity transpired in our Greater Philadelphia and Suburban Washington D.C. regions.

Quarterly Office Renewal Analysis (continued)

	Baltimore/ Washington Corridor	Northern/ Central New Jersey	Greater Harrisburg	Northern Virginia	Total Office
Quarter Ended March 31, 2002:
Expiring Square Feet	42,032	11,961	53,200	—	107,193
Vacated Square Feet	21,125	9,992	15,280	—	46,397
Renewed Square Feet	20,907	1,969	37,920	—	60,796
Retention Rate (% based upon square feet)	49.74%	16.46%	71.28%	0.00%	56.72%
Renewal & Retenanted Space:
Change in Base Rent — Straight-line	-4.35%	-2.70%	29.35%	0.00%	3.21%
Change in Total Rent — Straight-line	0.55%	-12.76%	-2.02%	0.00%	-1.53%
Change in Base Rent — Cash	-3.11%	-7.51%	20.16%	0.00%	1.71%
Change in Total Rent — Cash	2.04%	-16.86%	-9.06%	0.00%	-3.05%
Average Capital Cost per Square Foot	$5.01	$5.67	$0.04	$—	$3.08
Quarter Ended December 31, 2001:
Expiring Square Feet	84,400	4,276	53,256	—	141,932
Vacated Square Feet	24,674	—	5,005	—	29,679
Renewed Square Feet	59,726	4,276	48,251	—	112,253
Retention Rate (% based upon square feet)	70.77%	100.00%	90.60%	0.00%	79.09%
Renewal & Retenanted Space:
Change in Base Rent — Straight-line	12.52%	17.24%	18.61%	0.00%	15.16%
Change in Total Rent — Straight-line	9.42%	6.74%	17.70%	0.00%	12.58%
Change in Base Rent — Cash	5.95%	11.02%	5.78%	0.00%	6.08%
Change in Total Rent — Cash	3.10%	1.07%	5.08%	0.00%	3.80%
Average Capital Cost per Square Foot	$9.56	$8.92	$15.25	$—	$12.20

Note: No renewal or retenanting activity transpired in our Greater Philadelphia and Suburban Washington D.C. regions.

Year to Date Acquisition Summary as of December 31, 2002
(Dollars in thousands)

	Submarket	Acquisition Date	Square Feet	Occupied Sq. Ft. at Acquisition	Occupancy Percentage at Acquisition	December 31, 2002 Occupancy Percentage	Investment(1)
Wholly Owned Portfolio:
9130 Guilford Road	Howard County Perimeter	4/4/2002	13,700	13,700	100.0%	100.0%	$1,447
9140 Guilford Road	Howard County Perimeter	4/4/2002	41,813	38,757	92.7%	92.9%	4,392
9150 Guilford Road	Howard County Perimeter	4/4/2002	17,655	17,655	100.0%	100.0%	1,865
9160 Guilford Road	Howard County Perimeter	4/4/2002	36,528	36,528	100.0%	100.0%	3,859
7320 Parkway Drive	BWI Airport	4/4/2002	57,176	57,176	100.0%	77.1%	4,957
7000 Columbia Gateway Drive	Howard County Perimeter	5/31/2002	145,806	145,806	100.0%	100.0%	16,196
11800 Tech Road	North Silver Spring	8/1/2002	236,441	223,876	94.7%	100.0%	27,184
15049 Conference Center Drive	Chantilly	8/14/2002	145,053	145,053	100.0%	100.0%	27,593
15059 Conference Center Drive	Chantilly	8/14/2002	145,192	134,451	92.6%	92.6%	19,823

Total			839,364	813,002	96.9%	96.7%	$107,316

(1)
Initial investment recorded by property as of December 31, 2002 for asset purchase.

NOTE: COPT classifies its acquisitions by type — entity, portfolio or individual acquisitions. Entity acquisitions are defined as mergers of significant portfolios of $100 + million with strong management organizations and a regional presence.

Year to Date Disposition Summary as of December 31, 2002
(Dollars in thousands)

	Submarket	Disposition Date	Square Feet	Gross Sales Proceeds	Debt Assumption or Repayment	Cash Proceeds After Debt Repayment
Individual Property:
8815 Centre Park Drive	Howard County Perimeter	7/17/2002	53,782	$7,175	$—	$7,175

NOTE: Joint venture dispositions are not presented in the above table.

Development Summary as of December 31, 2002
(Dollars in thousands except square feet and per square foot data)

Property and Location		Submarket	Owned or Joint Venture (JV)	Total Rentable Square Feet	Square Feet Under Construction	Percentage Leased or Committed	Anticipated Total Cost	Cost to date	Outstanding Loan as of 12/31/2002	Anticipated Stabilization/ Delivery
Under Construction
6731 Columbia Gateway Drive Columbia, Maryland	(1)	Howard County Perimeter	Owned	123,743	49,841	63.45%	$24,027	$21,131	$11,570	Lease-up March 2003
140 National Business Parkway Annapolis Junction, Maryland	(2)	BWI Airport	JV	119,000	119,000	0.00%	18,856	8,700	2,849	Construction August 2004
Forbes Boulevard — Phase II Lanham, Maryland	(3)	Lanham	JV	55,757	55,757	0.00%	5,280	2,231	1,031	Construction March 2004
Robert Fulton Drive — Phase I Columbia, Maryland	(4)	Howard County Perimeter	JV	105,850	105,850	20.78%	12,745	9,071	6,740	Lease-up December 2003

TOTAL / AVERAGE				404,350	330,448	24.86%	$60,908	$41,133	$22,190

(1)
Total loan commitment for this property is reduced to $14,000 and matures in December 2003.

(2)
Total loan commitment for this property is $14,100.

(3)
Total loan commitment for this property is $4,700.

(4)
The total loan commitment of $14,000 and the outstanding loan balance covers phases I and II of this property.

Development Properties Placed into Service
For the period January 1, 2002 through December 31, 2002

Property and Location	Submarket	Owned or Joint Venture (JV)	Total Square Feet	Operational Square Feet Delivered	Square Feet Leased as of 12/31/2002		% Leased as of 12/31/2002
2711 Technology Drive	BWI Airport	Owned	152,000	152,000	152,000	(a)	100.00%
1304 Concourse Drive	BWI Airport	Owned	102,964	102,964	64,745		62.88%
6731 Columbia Gateway Drive	Howard County Perimeter	Owned	123,743	73,902	78,516		63.45%
4260 Forbes Boulevard	Lanham	JV	54,692	54,692	54,692	(b)	100.00%
6724 Alexander Bell Drive	Howard County Perimeter	Owned	28,420	28,420	28,420		100.00%

TOTAL / AVERAGE			461,819	411,978	378,373		81.93%

(a)
In June 2002, we acquired the remaining 50% joint venture interest. We now own 100% of this property.

(b)
In December 2002, we acquired the remaining 20% joint venture interest and then sold this wholly owned property.

Joint Venture Summary as of December 31, 2002
(Dollars in thousands except acreage and square feet)

Property and Location	Joint Venture Interest Held By COPT	Status	Square Feet	Acreage	COPT Investment	Off-Balance Sheet Debt as of 12/31/02	Recourse to COPT	Option to Acquire Partner's Interest
Forbes Boulevard (Phase II) Lanham, Maryland(1)	80%	Construction	55,757	5 acres	$712	$1,031	Yes, 50%	Yes
Robert Fulton Drive (Phase I) Columbia, Maryland(2)	80%	Construction/ Development	105,850	4 acres	4,130	6,740	Yes, 80%	Yes
MOR Montpelier 3 LLC Laurel, Maryland	50%	Development		2 acres	455	—	N/A	Yes
Gateway 70 Columbia, Maryland	80%	Development		12 acres	2,472	—	N/A	Yes
140 NBP Annapolis Junction, Maryland	10%	Construction	119,000	13 acres	230	2,849	Yes, 100%	Yes

TOTAL					$7,999	$10,620

(1)
In December 2002, we acquired the remaining 20% interest in the joint venture which owned 4260 Forbes Boulevard (or Phase I), a 100% occupied 54,692 square foot building. We then sold this wholly owned property in December 2002 and realized a total gain of $800,000.

(2)
The off-balance sheet debt covers phases I and II of these properties.

QuickLinks

Corporate Office Properties Trust Index to Supplemental Information (Unaudited) December 31, 2002
Quarterly Selected Financial Summary Data (Dollars in thousands)
Quarterly Consolidated Balance Sheets (Dollars in thousands except per share data)
Quarterly Consolidated Statements of Operations and Funds From Operations (FFO) (Dollars and units in thousands)
Quarterly Consolidated Statements of Operations and FFO per Diluted Share (Shares in thousands)
Quarterly Consolidated Statements of Operations and FFO as a Percentage of Total Revenues
Annual Selected Financial Summary Data (Dollars in thousands)
Annual Consolidated Balance Sheets (Dollars in thousands except per share data)
Annual Consolidated Statements of Operations and Funds From Operations (FFO) (Amounts in thousands)
Annual Consolidated Statements of Operations and FFO per Diluted Share (Shares in thousands)
Annual Consolidated Statements of Operations and FFO as a Percentage of Total Revenues
Quarterly Equity Analysis (Amounts in thousands except per share data, share prices and ratios)
Quarterly Valuation Analysis (Dollars in thousands except per share data and ratios)
Quarterly Debt Analysis (Dollars in thousands)
Quarterly Operating Ratios (Dollars in thousands except per share data and ratios)
Quarterly Dividend Analysis
Investor Composition and Analyst Coverage (as of December 31, 2002)
Debt Maturity Schedule — December 31, 2002 (Dollars in thousands)
Property Summary by Region — December 31, 2002
Property Occupancy Rates by Region by Quarter
Top Twenty Office Tenants as of December 31, 2002 (Dollars and square feet in thousands)
Total Rental Revenue by Geographic Region by Quarter(1) (Dollars in thousands)
Net Operating by Geographic Region by Quarter(1) (Dollars in thousands)
Same Office Property Cash Net Operating Income by Quarter(1) (Dollars in thousands)
Same Office Property GAAP Net Operating Income by Quarter(1) (Dollars in thousands)
Average Occupancy Rates by Region for Same Office Properties(1)
Office Lease Expiration Analysis by Year
Annual Office Renewal Analysis
Quarterly Office Renewal Analysis
Year to Date Acquisition Summary as of December 31, 2002 (Dollars in thousands)
Year to Date Disposition Summary as of December 31, 2002 (Dollars in thousands)
Development Summary as of December 31, 2002 (Dollars in thousands except square feet and per square foot data)
Development Properties Placed into Service For the period January 1, 2002 through December 31, 2002
Joint Venture Summary as of December 31, 2002 (Dollars in thousands except acreage and square feet)